Presidential Realty Corporation                            Exhibit 99.1
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                               NEWS
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                                                        FOR IMMEDIATE RELEASE
                                                        White Plains, New York
                                                        August 24, 2009

            PRESIDENTIAL REALTY PLAN TO REGAIN COMPLIANCE WITH LISTING
              STANDARDS FOR CLASS B SHARES ACCEPTED BY NYSE AMEX,
                   PRESIDENTIAL WILL DELIST CLASS A SHARES

As previously disclosed, Presidential Realty Corporation, a real estate investment trust whose shares are traded on the NYSE AMEX LLC (PDLA and PDLB), received a notice dated May 13, 2009 from the NYSE Amex LLC (NYSE AMEX) that the Company was not in compliance with certain of NYSE AMEX's listing standards with respect to the Company's Class A and Class B shares.

On June 17, 2009, the Company submitted a Plan to regain compliance with NYSE AMEX's listing standards with respect to the Company's Class B shares. The noncompliance resulted from the Company having stockholders' equity of less than $4,000,000 and losses from continuing operations and net losses in three of its four most recent fiscal years, as set forth in Section 1003(a)(ii) of NYSE AMEX's Company Guide . On August 18, 2009, NYSE AMEX notified the Company that NYSE AMEX had accepted the Company's Plan to regain compliance with its continuing listing standards with respect to its Class B shares and granted the Company an extension until November 15, 2010 to regain compliance. The Company will be subject to periodic review by Exchange Staff during the extension period. Failure to make progress consistent with the Plan or to regain compliance with the continuing listing standards by the end of the extension period could result in the Class B shares being delisted by NYSE AMEX.

The Company Class A shares are not in compliance with Section 1003(b)(i)(C) of the NYSE AMEX Company Guide in that the Class A shares publicly held have had an aggregate market value of less than $1,000,000 for more than 90 consecutive days and the Company did not submit a plan to regain compliance with such continuing listing standard. Therefore, on August 20, 2009, the Company's Board of Directors decided to delist the Company's Class A shares and the Company has notified NYSE AMEX that it will delist its Class A shares from NYSE AMEX. Following such delisting, the Class A shares may be quoted in the over-the-counter ("OTC") market in either the Over the Counter Bulletin Board (the "OTC BB"), a regulated quotation service that displays real-time quotes, last-sale prices, and volume information in OTC securities, or in the "Pink Sheets," a centralized electronic quotation service for OTC securities, so long as market makers demonstrate an interest in trading in the Class A Shares.

Subject to the above, the Class B Shares will remain listed on NYSE AMEX. Information about the Company will continue to be publicly available and the Company will continue to file reports with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.


Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                               NEWS
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                                                        FOR IMMEDIATE RELEASE
                                                        White Plains, New York
                                                        August 24, 2009


About Presidential Realty

Presidential Realty Corporation, a real estate investment trust, is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate or interests in real estate.

Forward-Looking Statements

Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such forward-looking statements include statements concerning the Company's ability to implement and execute a plan in order to regain and maintain compliance with NYSE AMEX continuing listing standards with respect to its Class B shares, the delisting of its Class A shares from NYSE AMEX, the possibility of quotation of the Class A shares in the OTC BB or the Pink Sheets and whether any trading market or liquidity will develop for the Class A shares. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

   o Market makers may not publish quotes for the Class A shares in the OTC BB or the Pink Sheets;
   o The Company may not be able to improve its results of operations or stockholders' equity in order regain compliance with the NYSE AMEX continuing listing standards;
   o Generally adverse economic and business conditions, which, among other things, (a) affect the demand for residential, retail, industrial and office space at properties owned by the Company or which are security for loans made by the Company, (b) affect the availability and creditworthiness of prospective tenants and the rental rates obtainable at the properties, and (c) affect consumer demand for the products offered by the tenants at the malls owned by the joint ventures in which the Company is a member, which adversely affects the operating results and valuations of such malls;
   o Adverse changes in the real estate markets, including a severe tightening of the availability of credit, which adversely affect the ability of the Company or the joint ventures in which the Company is a member to sell, or refinance the mortgages on, their properties and which may also affect the ability of prospective tenants to rent space at these properties;
   o  General risks of real estate development, ownership and operation;
   o  Governmental actions and initiatives; and
   o  Environmental and safety requirements.


Presidential Realty Corporation
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300
                                                               NEWS
-------------------------------------------------------------------------------

                                                        FOR IMMEDIATE RELEASE
                                                        White Plains, New York
                                                        August 24, 2009

Additional factors that could cause the Company's results to differ materially from those described in the forward-looking statements can be found in the Company's 2008 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number